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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported)      January 12, 1999
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                        Physicians Resource Group, Inc.
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            (Exact name of registrant as specified in its charter)


         Delaware                        1-13778                76-0456864
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(State or other jurisdiction          (Commission               (IRS Employer
        of incorporation)             File Number)         Identification No.)


               14800 Landmark Blvd., Suite 500, Dallas, TX 75240
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            (Address of principal executive offices)    (Zip Code)


 Registrant's telephone number, including area code        (972) 892-7200
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Item 5.  Other Events.

A press release dated January 12, 1999 that was issued by the Company regarding the status of its $9.5 million loan with NationsBank is filed as an exhibit to this report and is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.         Description                              Reference
-----------         -----------                              ---------

99.1                News Release of Physicians Resource      Filed herewith
                    Group, Inc., dated January 12, 1999.



                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    PHYSICIANS RESOURCE GROUP, INC.



Date:   January 12, 1999            By:      /s/ David Meyer, Chairman
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